May 5, 2008

DREYFUS SHORT INTERMEDIATE GOVERNMENT FUND SUPPLEMENT TO CURRENT STATEMENT OF ADDITIONAL INFORMATION DATED APRIL 1, 2008

The following information supersedes and replaces any contrary information contained in the section of the Statement of Additional Information entitled “Management Arrangements – Additional Information About the Portfolio Managers.”

     The following table lists the number and types of other accounts advised by the primary portfolio manager, and assets under management in those accounts as of March 31, 2008:

	Registered
	Investment
Portfolio	Company	Assets Managed	Pooled	Assets Managed	Other	Assets Managed
Manager	Accounts		Accounts		Accounts

Laurie Carroll	5	$7,224,403,723.82	5	$27,618,928,384	61	$24,683,415,654

None of the funds or accounts are subject to a performance-based advisory fee.

     The dollar range of Fund shares beneficially owned by the primary portfolio manager is as follows as of March 31, 2008:

Dollar Range of Portfolio
Portfolio Manager	Portfolio Name	Shares Beneficially Owned

Laurie Carroll	Dreyfus Short Intermediate	None
Government Fund